UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2021

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure

Cardiff Oncology, Inc. (the “Company”) intends to conduct meetings with third parties in which its corporate slide presentation (“Company Presentation”) will be presented. The Company Presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01    Other Events.

On April 10, 2021, the Company issued a press release announcing observations from its Expanded Access Program (EAP) of onvansertib in KRAS-mutated metastatic colorectal cancer (mCRC), featured in a virtual oral poster presentation at the American Association for Cancer Research (AACR) Annual Meeting 2021. In addition, the Company announced on April 10, 2021, that new gene signature and mechanistic analyses related to its ongoing Phase 2 trial of onvansertib in metastatic castrate-resistant prostate cancer (mCRPC) were featured in a virtual oral poster presentation at the AACR Annual Meeting 2021.

On April 12, 2021, the Company announced data from its ongoing Phase 1b/2 trial that demonstrate the continued robust patient response to treatment with onvansertib and progression-free survival when combined with standard-of-care therapy in second line KRAS-mutated mCRC. Copies of the press releases are furnished as Exhibits 99.2, 99.3 and 99.4, respectively, to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Corporate Presentation of Cardiff Oncology, Inc.
99.2	Press Release of Cardiff Oncology, Inc. dated April 10, 2021.
99.3	Press Release of Cardiff Oncology, Inc. dated April 10, 2021.
99.4	Press Release of Cardiff Oncology, Inc. dated April 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         April 12, 2021

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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